THIRD AMENDMENT
                                       TO
                                CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into this 31st day of October, 2005, by and among COMPX INTERNATIONAL INC., a Delaware corporation (the "Borrower"), COMPX SECURITY PRODUCTS, INC., COMPX PRECISION SLIDES, INC. and COMPX MARINE, INC. (the "Subsidiary Guarantors"), the banks and lending institutions party to the Credit Agreement referred to below (the "Lenders") and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the "Administrative Agent").

                                R E C I T A L S:

         The Lenders have extended certain credit facilities to the Borrower pursuant to the Credit Agreement dated as of January 22, 2003, by and among the Borrower, the Lenders and the Administrative Agent (as amended by (i) the First Amendment to Credit Agreement dated as of October 20, 2003 and (ii) the Second Amendment to Credit Agreement, Waiver and Release of European Investment Collateral dated January 7, 2005, and as otherwise amended, restated, supplemented or modified from time to time, the "Credit Agreement").

         The Borrower has requested the Administrative Agent and the Lenders amend the Credit Agreement to modify certain provisions of the Credit Agreement as more fully set forth herein. The Lenders, the Administrative Agent, the Subsidiary Guarantors and the Borrower desire to amend the Credit Agreement pursuant to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

         1. Capitalized Terms. All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

         2. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

         3. Amendment to Section 9.2 to the Credit Agreement. Effective as of the Effective Date, Section 9.2 of the Credit Agreement is amended and restated to read in its entirety as follows:

                  "SECTION 9.2. Consolidated Net Worth. Permit, at any time, Consolidated Net Worth to be less than $135,000,000."

         4. Conditions to Effectiveness. The effectiveness of this Amendment and
the  obligations  of  the  Lenders   hereunder  are  subject  to  the  following
conditions, unless the Required Lenders waive such conditions:

         (a) Amendment Documents. The Administrative Agent shall have received this Amendment executed by the Borrower, each of the Subsidiary Guarantors and each of the Lenders.

         (b) Representations and Warranties. The representations and warranties of the Borrower contained in Section 6 of this Amendment shall be true on and as of the date hereof.

         5. Effect of the Amendment. Except as expressly modified hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time. The Borrower and each Subsidiary Guarantor promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, and the other Loan Documents being hereby ratified and affirmed. The Borrower and each Subsidiary Guarantor hereby expressly agrees that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.

         6. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

         (a) By its execution hereof, the Borrower hereby certifies that after giving effect to this Amendment(i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein, unless such representations and warranties relate to a specific date, in which case such representations and warranties shall be true and correct as of such specific date and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof nor will such Default or Event of Default exist under the Credit Agreement (including without limitation, Article IX (Financial Covenants) thereof).

         (b) By its execution hereof, the Borrower represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to any of the obligations of the Borrower or any Subsidiary Guarantor under the Credit Agreement or any other Loan Document.

         (c) By its execution hereof, the Borrower hereby represents and warrants that the Borrower and each Subsidiary Guarantor has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms. This Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each Subsidiary Guarantor, and each such document constitutes the legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor, enforceable in accordance with its terms.

         (d) The execution and delivery of this Amendment and the performance by the Borrower hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower is party or by which the assets or properties of the Borrower are or may become bound.

         7. Acknowledgement by Subsidiary Guarantors. By their execution hereof, each of the Subsidiary Guarantors hereby expressly (a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party remain in full force and effect.

         8.  Costs  and  Expenses.   The  Borrower   shall  pay  all  reasonable
out-of-pocket costs and expenses of the Administrative Agent invoiced to the Borrower in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

         10.   Counterparts.   This   Amendment  may  be  executed  in  separate
counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

         11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

         12. Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

         13. Effective Date. This Amendment shall be effective as of September 30, 2005.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

                                              BORROWER:

                                            COMPX INTERNATIONAL INC.


                                            By:
                                                   ---------------------------
                                                   Name:  Darryl R. Halbert
                                                   Title:  Vice President


                                                   SUBSIDIARY GUARANTORS:


                                            COMPX SECURITY PRODUCTS, INC.


                                            By:
                                                    --------------------------
                                                    Name:  Darryl R. Halbert
                                                    Title: Vice President



                                            COMPX PRECISION SLIDES, INC.


                                            By:
                                                    --------------------------
                                                    Name:  Darryl R. Halbert
                                                    Title:  Treasurer



                                            COMPX MARINE INC.



                                            By:
                                                      ------------------------
                                                      Name:  Darryl R. Halbert
                                                      Title:  Vice President




                                            ADMINISTRATIVE AGENT AND LENDERS:


                                            WACHOVIA BANK, National Association,
                                            as Administrative Agent and Lender


                                            By:
                                                      -------------------------
                                                      Name:
                                                      -------------------------
                                                      Title:
                                                      -------------------------




                                            COMPASS BANK,
                                            as Lender


                                            By:
                                                      -------------------------
                                                      Name:
                                                      -------------------------
                                                      Title:
                                                      -------------------------




                                             COMERICA BANK,
                                             as Lender


                                            By:
                                                      -------------------------
                                                      Name:
                                                      -------------------------
                                                      Title:
                                                      -------------------------